SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant      [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12

                        LEGG MASON TAX EXEMPT TRUST, INC.
                          LEGG MASON INCOME TRUST, INC.
                          LEGG MASON CASH RESERVE TRUST

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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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                          LEGG MASON CASH RESERVE TRUST
                        LEGG MASON TAX-EXEMPT TRUST, INC.
                LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                   (A SERIES OF LEGG MASON INCOME TRUST, INC.)

                                     [DATE]

Dear Shareholder:


     The attached proxy materials describe a proposal to liquidate, dissolve, and terminate Legg Mason Cash Reserve Trust ("Cash Reserve Fund"), Legg Mason Tax-Exempt Trust, Inc. ("Tax-Exempt Fund"), and Legg Mason U.S. Government Money Market Portfolio, a series of Legg Mason Income Trust, Inc. ("U.S. Government Fund") (collectively, the "Funds"), in accordance with Plans of Liquidation and Termination, Dissolution and Termination, and Liquidation, respectively (collectively, the "Plan") adopted by each Fund's Board of Directors/Trustees (collectively, the "Board"). The reason for the proposal to liquidate the Funds is that they no longer function as "sweep" investment vehicles for the retail brokerage clients of Legg Mason Wood Walker, Inc. as a result of the sale of that firm to CitiGroup Inc.

     As a shareholder, you are being asked to approve the Plan to liquidate your Fund. THE BOARD BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. The Board has concluded, after deliberation and consideration of other alternatives, that the continued operation of each Fund is not economically feasible and that it is improbable that sales of each Fund's shares can be increased to a viable level.

     We strongly urge you to approve the Plan at this time. Subject to shareholder approval, shareholders remaining in the Funds will receive a final distribution in liquidation of their Fund shares on or about February 27, 2006. It is expected that the distribution will be in the amount of $1.00 per share plus any accrued dividends. However, you may, at any time prior to the liquidation of the Funds, redeem your Fund shares.

     The proposal is discussed in greater detail in the attached proxy statement. If you own shares of a Fund at the close of business on January 26, 2006, you are entitled to vote at the Special Meeting of Shareholders to be held on February 24, 2006.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. After reviewing the attached materials, simply complete the enclosed proxy card and return it in the postage-paid envelope provided. PLEASE BE SURE TO SIGN YOUR PROXY CARD. Thank you for taking the time to review these materials and for voting your shares.

     YOU  MAY  REDEEM  YOUR  FUND  SHARES  AT  ANY  TIME  PRIOR  TO  THE  FUND'S
LIQUIDATION.

                                           Very truly yours,


                                           Mark R. Fetting
                                           President
                                           Legg Mason Cash Reserve Trust
                                           Legg Mason Income Trust, Inc.
                                           Legg Mason Tax-Exempt Trust, Inc.

                          LEGG MASON CASH RESERVE TRUST
                        LEGG MASON TAX-EXEMPT TRUST, INC.
                LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                   (A SERIES OF LEGG MASON INCOME TRUST, INC.)

                                  ------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 24, 2006

                                  ------------

To the Shareholders:

     Special meetings of shareholders of Legg Mason Cash Reserve Trust ("Cash Reserve Fund"), Legg Mason Tax-Exempt Trust, Inc. ("Tax-Exempt Fund") and Legg Mason U.S. Government Money Market Portfolio, a series of Legg Mason Income Trust, Inc., ("U.S. Government Fund"), will be held on February 24, 2006 at 10:00 a.m., Eastern time, at 100 Light Street (34th Floor, Executive Briefing
Room), Baltimore, Maryland 21202 ("Special Meeting") for the following purposes:

     (1) To approve the liquidation, dissolution, and termination of Cash Reserve Fund, Tax-Exempt Fund, and U.S. Government Fund (the "Funds") in accordance with the Plans of Liquidation and Termination, Dissolution and Termination, and Liquidation, respectively (collectively, the "Plan") approved by each Fund's Board of Directors/Trustees (the "Board"); and

     (2) To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

     You are entitled to vote at the Special Meeting and any adjournment thereof if you held shares at the close of business on January 26, 2006. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. Whether or not you intend to attend the Special Meeting in person, please vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.


                                            By order of the Board,


                                            RICHARD M. WACHTERMAN
                                            SECRETARY

DATE

                          LEGG MASON CASH RESERVE TRUST
                        LEGG MASON TAX-EXEMPT TRUST, INC.
                LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                 (A SERIES OF THE LEGG MASON INCOME TRUST, INC.)
                                100 LIGHT STREET
                               BALTIMORE, MD 21202
                                 (800) 822-5544

                                 PROXY STATEMENT
                                     [DATE]


     This proxy statement/prospectus ("Proxy Statement") is being furnished to shareholders of Legg Mason Cash Reserve Trust ("Cash Reserve Fund"), Legg Mason Tax-Exempt Trust, Inc. ("Tax-Exempt Fund"), and Legg Mason U.S. Government Money Market Portfolio, a series of Legg Mason Income Trust, Inc. ("U.S. Government Fund"), (collectively, the "Funds"), in connection with soliciting Fund shareholder proxies by each Fund's Board of Directors/Trustees (the "Board") for use at a special meeting of its shareholders to be held on February 24, 2006 at 10:00 a.m., Eastern time, and at any adjournment thereof ("Special Meeting") to approve or disapprove for Cash Reserve Fund, Tax-Exempt Fund and U.S. Government Fund, Plans of Liquidation and Termination, Dissolution and Termination, and Liquidation, respectively (each a "Plan", and collectively, the "Plans") which contemplate the liquidation of each Fund and distribution of the proceeds from the sale of its assets to shareholders on or about February 27, 2006.

     The Board approved the Plan on January 3, 2006. Approval of the proposal to liquidate, dissolve and terminate the Fund as set forth in the Plan will require the requisite approval of the Fund's shareholders.

     Shareholders of record on January 26, 2006 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting. Each Fund has one class of shares. As of the Record Date, Cash Reserve Fund, Tax-Exempt Fund, and U.S. Government Fund each had [ ], [ ], and [ ] shares outstanding, respectively. Each Fund shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held on the Record Date. It is expected that this Proxy Statement will first be mailed to shareholders on or about February 8, 2006. The investment manager's affiliates own Fund shares entitled to vote at the Special Meeting. Those affiliates intend to vote FOR the proposal.

     The enclosed proxy card, if properly executed and returned, will be voted in accordance with the choice specified thereon. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.


                               GENERAL INFORMATION

FUND SERVICE PROVIDERS.

     Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202 ("LMFA") is the investment manager to each Fund. For each Fund, LMFA has delegated certain investment advisory responsibilities to affiliated sub-advisers, including the responsibility for making investment decisions and placing orders to buy, sell or hold particular securities. Western Asset Management Company, 385 E. Colorado Blvd., Pasadena, CA 91161, serves as sub-adviser to Cash Reserve Fund and U.S. Government Fund, while Legg Mason Trust Company, N.A., 100 Light Street, Baltimore, MD 21202, serves as sub-adviser to Tax-Exempt Fund (collectively, Western Asset Management Company

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and Legg Mason Trust Company, N.A., are the "Sub-Advisers"). Legg Mason Investor
Services, LLC, 100 Light Street, Baltimore, MD 21202 is each Fund's distributor. Boston Financial Data Services, P.O. Box 953, Boston, MA 02103 is each Fund's transfer agent and dividend disbursing agent, and also performs certain administrative services.

EXPENSES OF THE SOLICITATION.

     Legal and printing expenses and expenses of holding the Special Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by LMFA and its affiliates. In addition to the solicitation of proxies by mail, the Funds' officers, a proxy solicitation firm, LMFA, the Sub-Advisers, and the Funds' transfer agent may solicit proxies. Brokerage houses, banks, custodians, nominees, fiduciaries and other financial intermediaries will be requested to forward soliciting material to the beneficial owners of Fund shares to obtain authorization for the execution of proxies. Such solicitations may be by telephone or otherwise.

INFORMATION ABOUT VOTING.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your voting directions if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted FOR the proposal. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon any other matters that come before the Special Meeting. You may revoke your proxy by executing and delivering a superceding proxy or by written notice to the Secretary of the Fund revoking the initial proxy. To be effective, revocation must be received by the Secretary of the Funds prior to the Special Meeting and must indicate your name and account number. If you attend the Special Meeting in person you may, if you wish, vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

     One-quarter of Cash Reserve Fund's outstanding shares and one-third of Tax-Exempt Fund and U.S. Government Fund's outstanding shares at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Special
Meeting. If a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve the proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment.

     Tax-Exempt Fund and U.S. Government Fund each requires the affirmative vote of a majority of its outstanding voting securities to approve its respective proposal. To approve its proposal, Cash Reserve Trust requires the affirmative vote of the lesser of (1) 67% of its shares present at the Special Meeting if the holders of more than 50% of its outstanding shares are present in person or by proxy; or (2) more than 50% of its outstanding shares. Each outstanding full share of a Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the proposal is not approved by the requisite vote of shareholders of a Fund, the Board will determine what subsequent actions would be in the best interests of the Fund's shareholders. Each Fund's proposal to liquidate and terminate the Fund is independent and is therefore not contingent on the liquidation and termination of any other Fund.

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     Broker  non-votes  are shares  held in  "street  name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be (i) considered votes cast at the Special Meeting or (ii) voted for or against any adjournment proposal. Thus, abstentions and broker non-votes are effectively votes against the proposal.


                  APPROVAL OF THE LIQUIDATION, DISSOLUTION AND
                  --------------------------------------------
                            TERMINATION OF THE FUNDS
                            ------------------------

THE LIQUIDATION IN GENERAL.

     Each Fund proposes to liquidate its assets and dissolve or terminate its existence pursuant to the provisions of the Plan as approved by the Board on January 3, 2006, when the Board considered various alternatives and then determined that an orderly liquidation of each Fund's assets was in the best interests of each Fund and its shareholders. The Plan provides for the complete liquidation of all of the assets of each Fund. If the Plan is approved by the requisite shareholder vote, LMFA and each Sub-Adviser, as applicable, will undertake to liquidate the Fund's assets at market prices and on such terms and conditions as they shall determine to be reasonable and in the best interests of each Fund and its shareholders. LMFA and its affiliates have agreed to bear all expenses related to the liquidation and termination of the Funds (other than transaction costs, taxes and extraordinary expenses).

     In the event the Plan is not approved by the requisite shareholder vote, the Board will consider what other action should be taken, which could include re-soliciting shareholders.

REASONS FOR THE LIQUIDATION.

     Cash Reserve Fund is an open-end investment management company organized as a Massachusetts business trust on July 24, 1978. As of [DATE], the Fund's net assets were approximately $[ ]. Tax-Exempt Fund is an open-end investment management company organized as a Maryland corporation on July 26, 1982. As of [DATE], the Fund's net assets were approximately $[ ]. U.S. Government Fund is a series of Legg Mason Income Trust, Inc., an open-end investment management company organized as a Maryland corporation on April 28, 1987. As of [DATE], the Fund's net assets were approximately $[ ].

     At a meeting of the Board held on January 3, 2006, the Board was advised by LMFA that the continued operation of the Funds was not economically feasible or in the best interests of each Fund or its shareholders considering all relevant factors, which included, but were not limited to, the following:

     1. The Funds were formed to serve primarily as cash sweep vehicles for the retail brokerage customers of the Funds' previous distributor, Legg Mason Wood Walker, Incorporated ("LMWW"), formerly an affiliate of LMFA. On December 1, 2005, LMWW was sold by the corporate parent of LMFA to an unaffiliated party which, through its affiliates, operates a retail brokerage firm. LMWW, under its new ownership, advised the Funds' distributor that LMWW would cease utilizing the Funds as sweep vehicles for its brokerage accounts and instead would utilize investment vehicles offered by a LMWW affiliate.

     2. The Funds' distributor anticipated that once the Funds were no longer sweep vehicles for retail brokerage accounts, the Funds would be unable to attract and maintain sufficient investors to maintain a level of assets that would enable the Funds to absorb all of the expenses of their operations and

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offer a competitive  return and that management of their  portfolios in the face of such declining assets would become less efficient. In anticipation of each Fund's ceasing to function as a LMWW money market sweep vehicle, the distributor arranged with LMWW to ask its retail brokerage customers to transfer their Fund assets to other money market funds managed by LMFA affiliates in order to permit these shareholders to be able to invest in money market funds with sweep features. LMIS also asked its customers who held shares of the Fund to redeem those shares and invest in other money market funds managed by LMFA affiliates. The transfers of assets that followed these actions substantially reduced the assets of and number of shareholders in the Funds.

     3. In connection with the proposed liquidation of the Funds, LMFA has agreed to waive advisory isory fees and/or pay other expenses of the Funds to the extent necessary to ensure that the annualized expense ratios of the Funds do not increase over their respective rates as of December 1, 2005 ("Expense Cap"). The Expense Cap will continue until at least December 31, 2006 and may be continued thereafter. The purpose of the Expense Cap is to maintain the Funds' performance. The Expense Caps for Cash Reserve Fund, Tax-Exempt Fund, and U.S. Government Fund, are 0.68%, 0.69%, and 0.72%, respectively.

     LMFA informed the Board that it and its affiliates saw no alternatives to increase cash flow into the Funds to reach the asset size necessary to achieve competitve performance over the longer term. Accordingly, LMFA recommended that the Board consider the liquidation of the Funds pursuant to the Plan attached to this Proxy Statement as Appendix A. Based upon LMFA's presentation and recommendation and other relevant factors, the Board concluded that a liquidation of the Funds was in the best interests of the Funds and their shareholders.

     The Board, including the Board members who are not "interested persons" of each applicable Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), then unanimously adopted resolutions approving the Plan, declaring the proposed liquidation and dissolution advisable and directing that it be submitted to Fund shareholders for consideration. LMFA or its affiliates will bear all costs associated with the liquidation and termination of the Funds (other than transaction costs, taxes and extraordinary expenses).

     In the event that the shareholders of a Fund do not approve the Plan, its Board will continue to search for other alternatives for the Fund, which could include re-soliciting shareholders.

     THE BOARD RECOMMENDS AND ADVISES THAT SHAREHOLDERS VOTE FOR THE PROPOSED LIQUIDATION OF ASSETS, DISSOLUTION AND TERMINATION OF EACH FUND PURSUANT TO THE PLAN.

PLANS  OF  LIQUIDATION  AND  TERMINATION,   DISSOLUTION  AND  TERMINATION,   AND
LIQUIDATION OF THE FUNDS.

     The Plan provides for the complete liquidation of all of the assets of each Fund. If the Plan is approved by Fund shareholders, LMFA and its affiliates will undertake to liquidate each Fund's assets at market prices and on such terms and conditions as LMFA and the applicable Sub-Adviser shall determine to be reasonable and in the best interests of each Fund and its shareholders.

LIQUIDATION VALUE.

     If the Plan is approved by Fund shareholders at the Special Meeting, as soon as practicable after the consummation of the sale of all of the Fund's portfolio securities and the payment of all of the Fund's known liabilities and obligations, each Fund shareholder will receive a distribution in an amount equal to the net asset value per share, as determined in accordance with the Fund's current registration statement (the "NAV Liquidation Distribution").

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

Shareholders may also receive previously declared and unpaid dividends and distributions, together with the NAV Liquidation Distribution, with respect to each of the shareholder's Fund shares.

     Each Fund will pay the NAV Liquidation Distribution and any capital gain or dividend distribution (together, the "Liquidating Distribution") on the Liquidation Date (as defined below). The amount of these distributions actually paid will vary depending on a number of factors, such as changes in value of the Fund's holdings and net redemptions of Fund shares.

     Affiliates of LMFA may purchase Fund shares in connection with the liquidation of each Fund or otherwise hold Fund shares. No NAV Liquidation Distributions will be made to such affiliates until shareholders not affiliated with the LMFA have received NAV Liquidation Distributions of $1.00 per share.

FEDERAL INCOME TAX CONSEQUENCES.

     The following summarizes general information with regard to the federal income tax consequences to shareholders on receipt of the distribution from the Funds pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on each Fund resulting from its liquidation and termination. This summary is based on the tax laws and regulations in effect on the date of this Proxy Statement, all of which are subject to change by legislative or administrative action, possibly with retroactive effect. The Funds have not sought a ruling from the Internal Revenue Service with respect to the tax consequences described herein.

     This summary does not address the particular federal income tax consequences which may apply to certain shareholders such as trusts, estates, non-resident aliens or other foreign investors. This summary does not address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently depending on their particular tax situations unrelated to the Liquidating Distribution, and accordingly, this summary is not a substitute for careful tax planning on an individual basis. SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISERS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF RECEIVING THE LIQUIDATING DISTRIBUTION AS DISCUSSED HEREIN. The receipt of the Liquidating Distribution may result in tax consequences that are unanticipated by shareholders.

     For federal income tax purposes, the Liquidating Distribution received pursuant to the Plan by a U.S. shareholder (I.E., a Fund shareholder who is subject to U.S. federal taxation on a net income basis) may consist of three elements: (i) a capital gain dividend to the extent of any net long-term capital gains recognized by the Fund during its final tax year; (ii) an income dividend to the extent the amount of the Fund's investment income and net short-term capital gains earned during its final tax year that have not previously been distributed exceed the Fund's expenses for the year; and (iii) a distribution treated as payment for the U.S. shareholder's shares. With respect to Tax-Exempt Fund, the portion of the distribution described in clause (ii) allocable to exempt interest should be an exempt-interest dividend to the shareholders, if so designated by the Fund.

     Since each Fund is a money market fund, it is not anticipated that any portion of the Liquidating Distribution will consist of long-term capital gains. The composition of the actual Liquidating Distribution may vary due to changes in market conditions and the composition of the Fund's portfolio at the time its assets are sold. Prior to the last day of a Fund's final taxable year, the Board must authorize any capital gain dividend and income dividend to be distributed as part of the Liquidating Distribution. Within 60 days after the close of the Fund's final taxable year (which will be deemed to close on the Liquidation

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

Date), the Fund will notify U.S. shareholders as to the portion, if any, of the Liquidating Distribution that constitutes a capital gain dividend and that constitutes an income dividend (including, with respect to ax-Exempt Fund, the portion of the income dividend that qualifies as an exempt-interest dividend).

     Since a Fund would seek to retain its qualification as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") during the liquidation period, it would not expect to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned. In the unlikely event that a Fund should lose its status as a RIC during the liquidation process, the Fund would be subject to taxes which would reduce the amount of Liquidating Distributions, and, in the case of Tax-Exempt Fund, result in the inability to pay exempt-interest dividends to its U.S. shareholders.

     Any portion of a Liquidating Distribution paid under the Plan out of ordinary income or net realized long-term capital gains will be taxed under the Code in the same manner as any other distribution of the Fund. Accordingly, such amounts will be treated as ordinary income or long-term capital gains, if so designated. As described above, with respect to Tax-Exempt Fund, the portion of a Liquidating Distribution that qualifies as an exempt-interest dividend will be exempt from federal income tax, if so designated.

     The balance of any amount (after accounting for the capital gain dividend and income dividend portions of the Liquidating Distribution) received upon liquidation will be treated for federal income tax purposes as a payment in exchange for a U.S. shareholder's shares in the Fund. A U.S. shareholder will recognize a taxable gain or loss on such exchange equal to the difference between the amount of the payment and the U.S. shareholder's tax basis in its Fund shares. Because each Fund is a money market fund, it is not anticipated that a shareholder will recognize any gain or loss on such exchange. Any such gain or loss will be a capital gain or capital loss if the U.S. shareholder holds its shares as capital assets. Any recognized gain or loss will constitute a long-term capital gain or long-term capital loss, as the case may be, if a Fund's shares were held for more than one year by the U.S. shareholder at the time of the exchange. Under current law, long-term capital gains are taxed to individual U.S. shareholders at a maximum tax rate of 15%. If the U.S. shareholder held its Fund shares for not more than one year at the time of the deemed exchange, any gain or loss will be a short-term capital gain or loss. Short-term capital gains are taxed to individual U.S. shareholders at the graduated income tax rates applicable to ordinary income. All income recognized by a corporate U.S. shareholder pursuant to the liquidation of the Fund (other than Tax-Exempt Fund's properly designated exempt-interest dividends), regardless of its character as capital gain or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

LIQUIDATING DISTRIBUTION.

     At present, the date on which the Funds will be liquidated and on which each Fund will pay Liquidating Distributions to its shareholders is uncertain, but it is anticipated that if Fund shareholders adopt the Plan, such liquidation would occur on February 27, 2006 (the "Liquidation Date"). Shareholders holding Fund shares as of the close of business on the day prior to the Liquidation Date will automatically be sent their Liquidating Distribution on the Liquidation Date.

     The liquidation of the assets and termination of the Fund will have the effect of permitting the Fund's shareholders to invest the distributions to be received by them upon the Fund's liquidation in investment vehicles of their own choice. Investors who desire the continued use of a managed investment may obtain prospectuses for other Legg Mason Funds by calling 800-822-5544.

     The right of a shareholder to redeem his or her shares of a Fund at any time will not be affected by the proposal to liquidate the assets and dissolve the Funds or by the approval of the Plan. Therefore, a shareholder may redeem shares in accordance with redemption procedures set forth in each Fund's current Prospectus and Statement of Additional Information without waiting for the Fund to take any action. The Funds do not impose any redemption charges.

IMPACT OF THE PLAN ON THE FUNDS' STATUS UNDER THE 1940 ACT.

     The Plan provides for the eventual cessation of Cash Reserve Fund's and Tax-Exempt Fund's activities as an investment company and its deregistration under the 1940 Act. On the Liquidation Date, the Fund will cease doing business as a registered investment company and, as soon as practicable, will apply for deregistration under the 1940 Act. It is expected that the U.S. Securities and Exchange Commission ("SEC") will issue orders approving the deregistration of Cash Reserve Fund and Tax-Exempt Fund on the basis that each is no longer doing business as an investment company, although there can be no assurance given that the SEC will issue such an order. A vote in favor of the Plan will constitute a vote in favor of such a course of action. Until the Fund's deregistration becomes effective, Cash Reserve Fund and Tax-Exempt Fund will each continue to be subject to and will comply with the 1940 Act as a registered investment company.

PROCEDURES FOR THE FUNDS' DISSOLUTION UNDER THE APPLICABLE STATE LAW.

     With respect to Cash Reserve Fund and pursuant to applicable Massachusetts law governing business trusts, a copy of the Board's resolution to terminate the Fund will be filed with Massachusetts at which time Cash Reserve Fund will be legally dissolved.

     With respect to Tax-Exempt Fund and pursuant to the Maryland General Corporation Law (the "MGCL") and the Fund's Articles of Incorporation, after the Liquidation Date, Articles of Dissolution will be executed, acknowledged and filed in accordance with the MGCL. Upon the effective date of such Articles of Dissolution, Tax-Exempt Fund will be legally dissolved

     With respect to U.S. Government Fund and pursuant to the MGCL and the Articles of Incorporation of Legg Mason Income Trust, Inc., after the Liquidation Date, Articles of Amendment to amend the Articles of Incorporation of Legg Mason Income Trust, Inc. will be executed, acknowledged and filed in accordance with the MGCL to cancel the outstanding shares of the Fund, liquidate the Fund's assets, and reclassify such shares of stock as unissued stock of Legg Mason Income Trust, Inc. Upon the effective date of such Articles of Amendment, U.S. Government Fund will cease to be a series of Legg Mason Income Trust, Inc. and the Fund's existence will terminate.

                             ADDITIONAL INFORMATION
                             ----------------------

ANNUAL AND SEMI-ANNUAL REPORTS.

     Each Fund's most recent annual report and semi-annual report are available upon request, without charge, by writing to the Legg Mason Funds, c/o Boston Financial Data Services, P.O. Box 55214, Boston, Massachusetts 02205-8504, from the Funds' website at www.leggmasonfunds.com, or by calling 1-800-822-5544.

SHAREHOLDER PROPOSALS.

     As a general matter, the Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders (assuming that the Funds are not liquidated as proposed) should send their written proposals to the Secretary of the Legg Mason Funds, 100 Light Street, Baltimore, MD 21202. Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for any such meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

OTHER MATTERS TO COME BEFORE THE MEETING.

     The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, the persons named on the accompanying proxy card shall be entitled to vote the shares represented by such proxy in accordance with their judgment on such matters.

SHAREHOLDERS SHARING THE SAME ADDRESS.

     If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless a Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon request, the Funds will deliver a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 800-822-5544 or forward a written request to the Funds c/o Boston Financial Data Services, P.O. Box 55214, Boston, Massachusetts 02205-8504 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

BENEFICIAL OWNERS.

     As of the close of business on the Record Date, [Legg Mason, Inc., 100 Light Street, Baltimore, MD 21202, an affiliate of LMFA, owned [ ]%, [ ]% and [ ]% of the shares of Cash Reserve Fund, Tax-Exempt Fund, and U.S. Government Fund, respectively. It is currently expected that these shares will be voted FOR the proposal.

     As of the close of business on the Record Date, the persons named in the following table owned, to the knowledge of management, more than 5% of the outstanding shares of each Fund in the amounts indicated:

NAME AND ADDRESS OF     APPROXIMATE NUMBER   DOLLAR VALUE OF    PERCENTAGE OF
SHAREHOLDER             OF SHARES OWNED      SHARES OWNED       SHARES OWNED

Cash Reserve Fund:
------------------


Tax-Exempt Fund:
----------------


U.S. Government
---------------
Fund:
-----

     As of the Record Date, all Directors/Trustees and Officers of each Fund as a group [owned less than 1% of each Fund.]

                                                                      APPENDIX A

                       PLAN OF LIQUIDATION AND TERMINATION

                          LEGG MASON CASH RESERVE TRUST

     THIS PLAN OF LIQUIDATION AND TERMINATION ("PLAN") is made by Legg Mason Cash Reserve Trust ("TRUST"), a Massachusetts business trust that is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"). This Plan is intended to effect the complete liquidation and termination of the Trust in conformity with applicable provisions of Massachusetts law and the Trust's Declaration of Trust.

                                 R E C I T A L S
                                 ---------------

     A. The Trust's board of trustees ("BOARD"), has determined, based on the representations and recommendations of Legg Mason Fund Adviser, Inc., Western Asset Management Company and Legg Mason Investor Services, LLC, the Trust's investment manager, adviser and distributor, respectively, that the Trust's continuation is not in the best interests of the Trust or the Trust's shareholders as a result of factors or events adversely affecting the Trust's ability to conduct its business and operations in an economically viable manner.

     B. Pursuant to Article XII, Sections 4(c) and (d) of the Trust's Declaration of Trust dated July 24, 1978, as amended ("DECLARATION"), the Board may liquidate the Trust and terminate its existence, subject to the affirmative vote of the lesser of (1) 67% of the Trust's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Trust's outstanding shares ("REQUIRED VOTE").

     C. Based on the foregoing, the Board has unanimously adopted this Plan and has directed that this Plan be submitted to the Trust's shareholders for approval.

                               P R O V I S I O N S
                               -------------------

     This Plan, as set forth below, shall be effective from and after the date the Required Vote is certified at a meeting called for that purpose.

              ARTICLE 1. LIQUIDATION AND TERMINATION; BOARD POWERS

     (a) The Trust is hereby liquidated and terminated, and its affairs shall be wound up as the Board authorizes and directs.

     (b) All powers of the Board under the Declaration and the Trust's by-laws shall continue with respect to the Trust, including the powers to (1) fulfill and/or discharge the Trust's contracts, (2) collect the Trust's assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the Trust's remaining property to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the Trust's liabilities, (5) prosecute, settle, and/or compromise claims of the Trust or to which it is subject, (6) file final state and federal tax returns for the Trust,
(7) mail notice to all known creditors and employees, if any, of the Trust, at their respective addresses shown on the Trust's records, and (8) do all other acts necessary or appropriate to wind up the Trust's business. In addition, the Board has the power to abandon the Plan if doing so would be in the best interest of the Trust's shareholders.

                ARTICLE 2. FILINGS WITH GOVERNMENTAL AUTHORITIES

     (a) The Board shall authorize the appropriate persons to (i) file for and obtain any necessary tax clearance certificates and/or other documents required from any applicable governmental authority and (ii) timely file any other documents required by any such authority, including Internal Revenue Service Form 966 (titled "Corporate Dissolution or Liquidation").

     (b) The Board shall authorize the appropriate persons to file any document required by the state of Massachusetts to dissolve the Trust's existence as a Massachusetts business trust.

     (c) The Board shall authorize the appropriate persons to file Form N-8F with the Securities and Exchange Commission to deregister the Trust as an investment company under the 1940 Act.

                        ARTICLE 3. LIQUIDATION PROCEDURES

     (a) Subject to certification of the Required Vote, the assets of the Trust shall be sold and converted to money.

     (b) The Board shall authorize all actions to be taken such that the Trust will provide for payment of all outstanding obligations, taxes and other liabilities of the Trust, including necessary expenses of its liquidation and termination, subject to Article 5 below.

     (c) As soon as reasonably practicable after (1) certification of the Required Vote, (2) paying or adequately providing for the payment of the Trust's liabilities, and (3) receiving releases, indemnities, and refunding agreements the Board deems necessary for its protection, the Board shall cause the Trust's remaining assets to be distributed in one or two (if necessary) distributions of cash to its shareholders of record as of a date the Board designates (each a "SHAREHOLDER") in redemption and cancellation of their Trust shares. On such date, each Shareholder's interest in the Trust shall be fixed and the Trust's books shall be closed. The amount of the liquidating distribution to each Shareholder shall be in proportion to the number of Trust shares held thereby on such date, except insofar as any Shareholder which is an affiliated person of Legg Mason Fund Adviser, Inc. or its affiliated persons shall accept a lesser amount for a portion or all of its shares, in which case the difference between the proportionate amount and the amount otherwise due the "affiliated" Shareholder(s) shall be reallocated among all other Shareholders.

     (d) If the Board is unable to locate any Shareholder(s) to whom distributions pursuant to paragraph (c) are payable, the Board may create, in the name of the Trust, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining Trust assets in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein.

                        ARTICLE 4. AMENDMENT OF THIS PLAN

     The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect such distributions and the Trust's liquidation and termination.

                               ARTICLE 5. EXPENSES

     The Trust shall bear the expenses, if any, incurred in connection with carrying out this Plan, including the cost of liquidating the Trust's assets and terminating its existence, other than those expenses that Legg Mason Fund
Adviser, Inc. and its affiliates have agreed to bear and those expenses referenced in Article 3, paragraph (d) hereof.

                       PLAN OF DISSOLUTION AND TERMINATION

                        LEGG MASON TAX EXEMPT TRUST, INC.

     THIS PLAN OF DISSOLUTION AND TERMINATION ("PLAN") is made by Legg Mason Tax Exempt Trust, Inc. ("CORPORATION"), a Maryland corporation that is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"). This Plan is intended to effect the complete dissolution and termination of the Corporation in conformity with applicable provisions of Maryland law and the Corporation's Articles of Incorporation.

                                 R E C I T A L S
                                 ---------------

     A. The Corporation's board of directors ("BOARD"), has determined, based on the representations and recommendations of Legg Mason Fund Adviser, Inc., Legg Mason Trust, Company, N.A., and Legg Mason Investor Services, LLC, the Corporation's investment manager, adviser and distributor, respectively, that the Corporation's continuation is not in the best interests of the Corporation or the Corporation's shareholders as a result of factors or events adversely affecting the Corporation's ability to conduct its business and operations in a viable manner.

     B. Pursuant to Maryland General Corporate Law Sections 2-104(b)(5) and 3-403 and Article Eighth of the Corporation's Articles of Incorporation, the Board may dissolve the Corporation and terminate its existence, subject to the affirmative vote of a majority of the Corporation's outstanding shares entitled to vote thereon ("REQUIRED VOTE").

     C. Based on the foregoing, the Board has unanimously adopted this Plan, has advised its approval by shareholders, and has directed that this Plan be submitted to the Corporation's shareholders for approval.

                               P R O V I S I O N S
                               -------------------

     This Plan, as set forth below, shall be effective from and after the date the Required Vote is certified at a meeting called for that purpose.

              ARTICLE 1. DISSOLUTION AND TERMINATION; BOARD POWERS

     (a) The Corporation is hereby dissolved and terminated, and its affairs shall be wound up as the Board authorizes and directs.

     (b)  All  powers  of  the  Board  under  the   Corporation's   Articles  of
Incorporation and by-laws shall continue with respect to the Corporation, including the powers to (1) fulfill and/or discharge the Corporation's contracts, (2) collect the Corporation's assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the Corporation's remaining property to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the Corporation's liabilities, (5) prosecute, settle, and/or compromise claims of the Corporation or to which it is subject, (6) file final state and federal tax returns for the Corporation, (7) mail notice to all known creditors and employees, if any, of the Corporation, at their respective addresses shown on the Corporation's records, and (8) do all other acts necessary or appropriate to wind up the Corporation's business. In addition, the Board has the power to abandon the Plan if doing so would be in the best interest of the Corporation's shareholders.

                ARTICLE 2. FILINGS WITH GOVERNMENTAL AUTHORITIES

     (a) The Board shall authorize the appropriate persons to file for and obtain (i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Corporation have been paid or provided for and (ii) if the Corporation has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contributions, reimbursement payments, and interest have been paid or provided for.

     (b) The Board shall authorize the appropriate persons to file articles of dissolution with the Maryland Department of Assessments and Taxation to dissolve the Corporation.

     (c) The Board shall authorize the appropriate persons to file Form N-8F with the Securities and Exchange Commission to deregister the Corporation as an investment company under the 1940 Act.

                        ARTICLE 3. DISSOLUTION PROCEDURES

     (a) Subject to certification of the Required Vote, the assets of the Corporation shall be converted to money.

     (b) The Board shall authorize all actions to be taken such that the Corporation will provide for the payment of all outstanding obligations, taxes and other liabilities of the Corporation, including necessary expenses of its dissolution and termination, subject to Article 5 below.

     (c)  As  soon as reasonably  practicable  after  (1)  certification  of the
Required Vote, (2) paying or adequately providing for the payment of the Corporation's liabilities, and (3) receiving releases, indemnities, and refunding agreements the Board deems necessary for its protection, the Board shall cause the Corporation's remaining assets to be distributed in one or two (if necessary) distributions of cash to its shareholders of record as of a date the Board designates (each a "SHAREHOLDER") in redemption and cancellation of their Corporation shares. On such date, each Shareholder's interest in the Corporation shall be fixed and the Corporation's books shall be closed. The amount of the liquidating distribution to each Shareholder shall be in proportion to the number of Corporation shares held thereby on such date, except insofar as any Shareholder which is an affiliated person of Legg Mason Fund Adviser, Inc. or its affiliated persons shall accept a lesser amount for a portion  or all of  its  shares,  in  which  case  the  difference  between  the proportionate amount and the amount otherwise due the "affiliated" Shareholder(s) shall be reallocated among all other Shareholders.

     (d) If the Board is unable to locate any Shareholder(s) to whom distributions pursuant to paragraph (c) are payable, the Board may create, in the name of the Corporation, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining Corporation assets in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein.

                        ARTICLE 4. AMENDMENT OF THIS PLAN

     The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect such distributions in cancellation and redemption of the Corporation's shares and the Corporation's dissolution and termination.

                               ARTICLE 5. EXPENSES

     The Corporation shall bear the expenses, if any, incurred in connection with carrying out this Plan, including the cost of liquidating the Corporation's assets and dissolving and terminating its existence, other than those expenses that Legg Mason Fund Adviser, Inc. and its affiliates have agreed to bear and those expenses referenced in Article 3, paragraph (d) hereof.

                               PLAN OF LIQUIDATION

                LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                   (a series of Legg Mason Income Trust, Inc.)

     THIS PLAN OF LIQUIDATION ("PLAN") is made by Legg Mason Income Trust, Inc. ("CORPORATION"), a Maryland corporation that is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"), with respect to Legg Mason U.S. Government Money Market Portfolio, a series of shares and a segregated portfolio of assets thereof ("FUND"). This Plan is intended to effect the complete liquidation of the Fund and the cancellation of all of the outstanding shares thereof ("SHARES"), in conformity with applicable provisions of Maryland law and the Corporation's Articles of Incorporation.

                                 R E C I T A L S
                                 ---------------

     A. The Corporation's board of directors ("BOARD"), has determined, based on the representations and recommendations of Legg Mason Fund Adviser, Inc., Western Asset Management Company and Legg Mason Investor Services, LLC, the Fund's investment manager, adviser and distributor, respectively, that the Fund's continuation is not in the best interests of the Fund or the Fund's shareholders as a result of factors or events adversely affecting the Fund's ability to conduct its business and operations in a viable manner.

     B. Pursuant to Maryland General Corporate Law Sections 2-104(b)(5), 2-602 and 2-604, and Article Eighth of the Corporation's Articles of Incorporation, the Board may amend the Corporation's charter to cancel the Fund's outstanding shares and liquidate the Fund, subject to the affirmative vote of a majority of the Fund's outstanding shares entitled to vote thereon ("REQUIRED VOTE").

     C. Based on the foregoing, the Board has unanimously adopted this Plan, has advised its approval by shareholders, and has directed that this Plan be submitted to the Fund's shareholders for approval.

                               P R O V I S I O N S
                               -------------------

     This Plan, as set forth below, shall be effective from and after the date the Required Vote is certified at a meeting called for that purpose.

                      ARTICLE 1. LIQUIDATION; BOARD POWERS

     (a) The Fund is hereby liquidated, and its affairs shall be wound up as the Board authorizes and directs.

     (b) All powers of the Board under the Corporation's Articles of Incorporation and by-laws shall continue with respect to the Fund, including the powers to (1) fulfill and/or discharge the Fund's contracts, (2) collect the Fund's assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the Fund's remaining property to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the Fund's liabilities, (5) prosecute, settle, and/or compromise claims of the Fund or to which it is subject, (6) file final state and federal tax returns for the Fund, (7) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (8) do all other acts necessary or appropriate to wind up the Fund's business. In addition, the Board has the power to abandon the Plan if doing so would be in the best interest of the Fund's shareholders.

                  ARTICLE 2. FILINGS WITH THE STATE OF MARYLAND

     (a) The Board shall authorize the appropriate persons to (i) amend the Corporation's Articles of Incorporation substantially as set forth in the Articles of Amendment attached hereto as Appendix I ("Articles of Amendment") to provide for, among other things, the liquidation of the assets of the Fund, the distribution of the proceeds therefrom to its shareholders, and the cancellation of the Shares and (ii) file the Articles of Amendment with the State Department of Assessments and Taxation of Maryland. Certification of the Required Vote to approve this Plan shall also constitute approval of the Articles of Amendment.

     (b) The Board shall authorize the appropriate persons to file for and obtain (i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for and (ii) if the Fund has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contributions, reimbursement payments, and interest have been paid or provided for.

                        ARTICLE 3. LIQUIDATION PROCEDURES

     (a) Subject to certification of the Required Vote, the assets of the Fund shall be converted to money.

     (b) The Board shall authorize all actions to be taken such that the Corporation, out of the Fund's assets, will provide for the payment of all outstanding obligations, taxes and other liabilities of the Fund, including necessary expenses of canceling the Fund's shares and its liquidation, subject to Article 5 below.

     (c) As soon as reasonably practicable after (1) certification of the Required Vote, (2) paying or adequately providing for the payment of the Fund's liabilities, and (3) receiving releases, indemnities, and refunding agreements the Board deems necessary for its protection, the Board shall cause the Fund's remaining assets to be distributed in one or two (if necessary) distributions of cash to its shareholders of record as of a date the Board designates (each a "SHAREHOLDER") in redemption and cancellation of their Fund shares. On such date, each Shareholder's interest in the Fund shall be fixed and the Fund's books shall be closed. The amount of the liquidating distribution to each Shareholder shall be in proportion to the number of Fund shares held thereby on such date, except insofar as any Shareholder which is an affiliated person of Legg Mason Fund Adviser, Inc. or its affiliated persons shall accept a lesser amount for a portion or all of its shares, in which case the difference between the proportionate amount and the amount otherwise due the "affiliated" Shareholder(s) shall be reallocated among all other Shareholders.

     (d) If the Board is unable to locate any Shareholder(s) to whom distributions pursuant to paragraph (c) are payable, the Board may create, in the name of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining Fund assets in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein.

                        ARTICLE 4. AMENDMENT OF THIS PLAN

     The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect such distributions in cancellation and redemption of the Fund's shares, in accordance with the laws of the State of Maryland and the purposes to be accomplished by this Plan.

                               ARTICLE 5. EXPENSES

     The Fund shall bear the expenses, if any, incurred in connection with carrying out this Plan, including the cost of liquidating the Fund's assets and redeeming and canceling all of the Shares, other than those expenses that Legg Mason Fund Adviser, Inc. and its affiliates have agreed to bear and those expenses referenced in Article 3, paragraph (d) hereof.

                                                                      APPENDIX I

                          LEGG MASON INCOME TRUST, INC.

                              ARTICLES OF AMENDMENT

     LEGG MASON INCOME TRUST, INC., a Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended, and having its principal office in the City of Baltimore in the state of Maryland (the "CORPORATION"), hereby certifies to the State Department of Assessments and Taxation of Maryland (the "DEPARTMENT") that:

     FIRST: In connection with and in furtherance of a plan of liquidation of Legg Mason U.S. Government Money Market Portfolio, a separate series of stock of the Corporation (the "LIQUIDATING SERIES"), the Corporation hereby amends its Amended and Restated Articles of Incorporation currently in effect (the "ARTICLES OF INCORPORATION") to include the following:

     A.   As of the Effective Date (as defined below):

          (i) each unissued share of the Liquidating Series, par value $0.001 per share, is hereby reclassified into, and shall become, one unissued, unclassified share of capital stock of the Corporation; and

          (ii) the Corporation shall proceed to sell and liquidate all assets belonging to the Liquidating Series and to pay from the proceeds thereof all liabilities belonging to such Liquidating Series.

After payment of the liabilities belonging to the Liquidating Series, the remaining proceeds from the sale and liquidation of the assets belonging to the Liquidating Series shall be distributed as a liquidating distribution, as soon as practicable following the Effective Date, but in any event within thirty days thereafter, among the holders of the shares of the Liquidating Series. The date that the liquidating distribution is paid shall be the "LIQUIDATION DATE." Holders of the shares of the Liquidating Series shall receive a liquidating distribution in proportion to the number of such shares held by them and recorded on the books of the Corporation as of the close of business on the Liquidation Date.

     B. Upon payment by the Corporation of the liquidating distribution to the shareholders of the Liquidating Series, each issued and outstanding share of the Liquidating Series shall be cancelled and shall cease to be issued and outstanding, and each such cancelled share shall be reclassified into, and shall become, one unissued, unclassified share of capital stock of the Corporation.

     C. Upon cancellation of the issued and outstanding shares of the Liquidating Series, and the reclassification of such cancelled shares and all unissued shares of such Liquidating Series to unissued, unclassified shares of capital stock of the Corporation, the provisions of the Articles of Incorporation designating and classifying shares of stock of the Corporation into shares of the Liquidating Series, establishing and describing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of the Liquidating Series and the description, and terms and conditions, of various classes of shares of the Liquidating Series, shall be deleted from the Articles of Incorporation. Such deletions from the Articles of Incorporation shall include only provisions of the Articles of Incorporation as they relate to shares of the Liquidating Series, and to the extent which any provisions of the

Articles of Incorporation relate both to shares of the Liquidating Series and one or more other series of stock of the Corporation, such provisions shall remain in the Articles of Incorporation but shall be deemed to apply only to such one or more other series of stock of the Corporation.

     SECOND: The amendments to the Articles of Incorporation herein set forth were duly advised by the Board of Directors of the Corporation and approved by a majority of all the Liquidating Series' outstanding shares entitled to vote thereon, as required by the Articles of Incorporation and applicable law.

     THIRD: The amendments set forth herein do not increase the authorized capital stock of the Corporation.

     FOURTH: The amendments set forth herein shall become effective as of the close of business on the date on which these Articles of Amendment, having been duly advised, approved, signed, acknowledged and sealed by the Corporation as required by the laws of the State of Maryland, and not having been abandoned prior to the Liquidation Date by majority vote of the entire Board of Directors of the Corporation, are filed for record with the Department (the "EFFECTIVE DATE").

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed in its name and on its behalf by its undersigned [President] and witnessed or attested to by its undersigned [Secretary] as of the____ day of ________________, 2006 and its undersigned [President] acknowledges that these Articles of Amendment are the act and deed of the Corporation and, under penalties of perjury, that the matters and facts set forth herein are true in all material respects to the best of his knowledge, information and belief.

                                    LEGG MASON INCOME TRUST, INC.


                                    By:  ___________________________________
                                            Name:
                                            Title:


                                    ATTEST:


                                    By:  _______________________________
                                            Name:
                                            Title:

                          LEGG MASON CASH RESERVE TRUST
                        LEGG MASON TAX-EXEMPT TRUST, INC.
               LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO,
                    A SERIES OF LEGG MASON INCOME TRUST, INC.
                                (EACH, A "FUND")

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                February 24, 2006

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LEGG MASON CASH RESERVE TRUST AND THE BOARDS OF DIRECTORS OF LEGG MASON TAX-EXEMPT TRUST, INC. AND LEGG MASON INCOME TRUST, INC. ON BEHALF OF LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO.

     The undersigned  hereby appoints as proxies [Marie K. Karpinski,]  [Richard
M. Wachterman] and [Mark R. Fetting,] and each of them (with power of substitution), to vote all shares of the Fund(s) which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on February 24, 2006, at the offices of the Funds at 100 Light Street (34th Floor, Executive Briefing Room), Baltimore, Maryland 21202, and any adjournment thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund, as applicable, with discretionary power to vote upon such other business as may properly come before the Special Meeting. Whether or not you plan to attend the meeting, you are urged to execute and return this proxy card, which may be revoked at any time prior to its use.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE OF THIS PROXY CARD, SIGN AND DATE THE PROXY CARD BELOW AND THEN RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

                             This proxy will not be valid unless it is dated and signed exactly as instructed below.

                             If shares are held by an individual, sign your name exactly as it appears on this proxy card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

                             ---------------------------------------------------
                             Signature

                             ---------------------------------------------------
                             Signature (if held jointly)

                             ---------------------------------------------, 2006
                             Date

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS PROXY CARD.

                          LEGG MASON CASH RESERVE TRUST

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN OF LIQUIDATION AND TERMINATION FOR LEGG MASON CASH RESERVE TRUST TO LIQUIDATE AND TERMINATE THE FUND. PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.


VOTE ON PROPOSAL                                    FOR      AGAINST     ABSTAIN

     To approve the Plan of Liquidation and         [ ]        [ ]         [ ]
     Termination for Legg Mason Cash Reserve
     Trust to liquidate and terminate the Fund.



YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD. PLEASE INDICATE YOUR VOTE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

            PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

                        LEGG MASON TAX-EXEMPT TRUST, INC.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN OF DISSOLUTION AND TERMINATION FOR LEGG MASON TAX-EXEMPT TRUST, INC. TO DISSOLVE AND TERMINATE THE FUND. PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.


VOTE ON PROPOSAL                                    FOR      AGAINST     ABSTAIN

     To approve the Plan of Dissolution and         [ ]        [ ]         [ ]
     Termination for Legg Mason Tax-Exempt
     Trust, Inc. to dissolve and terminate
     the Fund.



YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD. PLEASE INDICATE YOUR VOTE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

            PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

               LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO,
                    A SERIES OF LEGG MASON INCOME TRUST, INC.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN OF LIQUIDATION FOR LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO TO LIQUIDATE THE FUND. PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.

VOTE ON PROPOSAL                                    FOR      AGAINST     ABSTAIN

     To approve the Plan of Liquidation for         [ ]        [ ]         [ ]
     Legg Mason U.S. Government Money Market
     Portfolio to liquidate the Fund.



YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD. PLEASE INDICATE YOUR VOTE, SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

            PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

                          LEGG MASON CASH RESERVE TRUST

                 BALLOT FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                February 24, 2006


THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN OF LIQUIDATION AND TERMINATION FOR LEGG MASON CASH RESERVE TRUST TO LIQUIDATE AND TERMINATE THE FUND. PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.


VOTE ON PROPOSAL                                    FOR      AGAINST     ABSTAIN

     To approve the Plan of Liquidation and         [ ]        [ ]         [ ]
     Termination for Legg Mason Cash Reserve
     Trust to liquidate and terminate the Fund.



                                                    ----------------------------
                                                    Signature


                                                    ----------------------------
                                                    Signature (if held jointly)

                                                    _____________________ , 2006
                                                    Date

                        LEGG MASON TAX-EXEMPT TRUST, INC.

                 BALLOT FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                February 24, 2006


THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN OF DISSOLUTION AND TERMINATION FOR LEGG MASON TAX-EXEMPT TRUST, INC. TO DISSOLVE AND TERMINATE THE FUND. PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.


VOTE ON PROPOSAL                                    FOR      AGAINST     ABSTAIN

     To approve the Plan of Dissolution and         [ ]        [ ]         [ ]
     Termination for Legg Mason Tax-Exempt Trust,
     Inc. to dissolve and terminate the Fund.




                                                    ----------------------------
                                                    Signature


                                                    ----------------------------
                                                    Signature (if held jointly)

                                                    _____________________ , 2006
                                                    Date

               LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO,
                   A SERIES OF LEGG MASON INCOME TRUST, INC.

                 BALLOT FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                February 24, 2006


THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN OF LIQUIDATION FOR LEGG MASON U.S. GOVERNMENT MONEY MARKET PORTFOLIO TO LIQUIDATE THE FUND. PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.


VOTE ON PROPOSAL                                    FOR      AGAINST     ABSTAIN

     To approve the Plan of Liquidation for Legg    [ ]        [ ]         [ ]
     Mason U.S. Government Money Market Portfolio to liquidate the Fund.




                                                    ----------------------------
                                                    Signature


                                                    ----------------------------
                                                    Signature (if held jointly)

                                                    _____________________ , 2006
                                                    Date